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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 1, 2004


                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


             TEXAS                        333-88577              74-2684967
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

            13710 FNB PARKWAY
             OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                     --------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER MATERIAL EVENTS.

         In June 2004, Enron Corp. ("Enron") announced that it had reached an agreement with CCE Holdings, LLC ("CCE Holdings"), a joint venture of Southern Union Company and GE Commercial Finance Energy Financial Services, for the sale of CrossCountry Energy, LLC ("CrossCountry"). The bid of CCE Holdings was the "stalking horse" for an auction of CrossCountry scheduled to be held on September 1, 2004. CrossCountry owns Northern Plains Natural Gas Company and Pan Border Gas Company, two of Northern Border Partners, L.P.'s general partners. Northern Border Partners owns a 70% interest in us.

         On September 1, 2004, Enron announced that it reached an agreement with CCE Holdings for the sale of CrossCountry for $2.45 billion in cash, including the assumption of debt. According to Enron, CCE Holdings has obtained all material state regulatory approvals and federal antitrust clearance.

         The sale remains subject to approval of the Bankruptcy Court for the Southern District of New York. A hearing before the Bankruptcy Court is scheduled for September 9, 2004. Subject to this approval and certain other conditions precedent, the sale is expected to close by mid-December.


This current report includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Pipeline Company believes that Enron's expectations are based on reasonable assumptions, there is no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include developments in Enron's voluntary petition for bankruptcy including Bankruptcy Court approval of the sale of CrossCountry Energy and outcome of Enron's Chapter 11 process; and the success in obtaining all necessary regulatory and governmental approvals.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTHERN BORDER PIPELINE COMPANY
                                            BY:  NORTHERN PLAINS NATURAL GAS
                                                 COMPANY, OPERATOR


Date  September 2, 2004                     /s/ Jerry L. Peters
                                            ------------------------------------
                                            Name: Jerry L. Peters
                                            Title: Vice President, Finance and
                                                   Treasurer


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